UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2014

Morgans Hotel Group Co.

(Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders.

On May 14, 2014, Morgans Hotel Group Co. (the “Company”) held its 2014 annual meeting of stockholders (the “2014 Annual Meeting”). At the 2014 Annual Meeting, the four matters set forth below were submitted to vote of the Company’s stockholders. On May 20, 2014, IVS Associates, Inc., the independent Inspector of Elections for the 2014 Annual Meeting, delivered to the Company its final, certified voting results for each such matter.

1.	Election of Directors—The Company’s stockholders elected the following nine nominees as directors for one-year terms expiring when their successors are duly elected and qualified: John Brecker, Andrew Broad, John D. Dougherty, Martin L. Edelman, Jason T. Kalisman, Mahmood J. Khimji, Jonathan A. Langer, Michelle S. Russo and Derex Walker. The number of votes cast for and withheld for each nominee were as follows:

Board of Directors Nominees:

Nominee	For	Withheld
John J. Dougherty	14,906,248	196,694
Martin L. Edelman	16,905,991	193,398
Jason T. Kalisman	14,980,706	123,236
Mahmood J. Khimji	16,902,455	196,934
Jonathan A. Langer	14,998,911	104,031
Andrea L. Olshan	13,608,562	1,494,380
Michael E. Olshan	13,608,412	1,494,530
Michelle S. Russo	14,907,780	195,162
Derex Walker	14,907,248	196,694

Kerrisdale Nominees:

Nominee	For	Withheld
Sahm Adrangi	13,636,979	1,194,244
John Brecker	14,186,986	644,237
Andrew Broad	14,186,986	644,237
Alan Carr	13,494,979	1,336,244
Jordon Giancoli	13,636,979	1,194,244
Navi Hehar	13,636,979	1,194,244
L. Spencer Wells	13,636,979	1,194,244

2.	Ratification of Appointment of Independent Registered Public Accounting Firm—The Company’s stockholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstained
29,621,620	101,911	210,634

3.	Advisory Vote on Executive Compensation—The stockholders approved, by a non-binding, advisory vote, the compensation paid to the Company’s named executive officers. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstained
17,422,799	1,647,945	10,863,421

4.	Vote on Non-binding Stockholder Proposal Regarding Stockholder Rights Plan—The stockholders approved the proposal presented by UNITE HERE to require stockholder approval before adopting a new stockholders rights plan and to redeem any such stockholders rights plan now in effect. The number of votes cast for and against the proposal, as well as the number of abstentions, were as follows:

For	Against	Abstained
19,269,519	10,438,591	226,055

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

Date: May 20, 2014	By:	/s/ Richard Szymanski
Richard Szymanski
Chief Financial Officer and Secretary